Exhibit 4.4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT

OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION

STATEMENT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.

Number ___	_____________Shares

ANGIOSOMA, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

This Certifies that   ________________________

is the owner of   _______________ AND 00/100

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES E PREFERRED STOCK, $0.001 PAR VALUE, OF

AngioSoma, Inc., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

Witness the original signatures of the Company’s duly authorized officers.

Dated: ___________, 201_

_________________________________	_________________________
Alex K. Blankenship, President	Alex K. Blankenship, Secretary

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________________________________________

(Please print or typewrite name and address, including postal zip code, of assignee)

_________________________________________________________________________________________________________

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_________________________________________________________________________________________________________

Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

_________________________________________________________

Signature Guaranteed:

_________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.